UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EVERCORE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
EVERCORE INC. 2022 Annual Meeting Vote by June 15, 2022 11:59 PM ET

EVERCORE INC. ATTN: JASON KLURFELD, CORP. SEC. 55 EAST 52ND STREET NEW YORK, NY 10055

D81795-P69978

 You invested in EVERCORE INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2022.

 Get informed before you vote

View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends

1.	Election of Directors			For
Nominees:
	01) Roger C. Altman	05) Gail B. Harris	09) John S. Weinberg
	02) Richard I. Beattie	06) Robert B. Millard	10) William J. Wheeler
	03) Pamela G. Carlton	07) Willard J. Overlock, Jr.	11) Sarah K. Williamson
	04) Ellen V. Futter	08) Sir Simon M. Robertson

2.	To approve, on an advisory basis, the executive compensation of our Named Executive Officers.			For

3.	To provide an advisory, non-binding vote regarding the frequency of advisory votes on the compensation of our Named Executive Officers.			Year

4.	To approve the Second Amended and Restated 2016 Evercore Inc. Stock Incentive Plan.			For

5.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2022.			For

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D81796-P69978